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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): May 17, 2006

                        PROVIDENT BANKSHARES CORPORATION
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)


       MARYLAND                    0-16421                    52-1518642
----------------------        ------------------         ----------------------
    (State or other              (Commission                (IRS Employer
    jurisdiction of              File Number)             Identification No.)
    incorporation)

              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (410) 277-7000
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            --------------------------------------------------------------------
            APPOINTMENT OF PRINCIPAL OFFICERS.
            ---------------------------------

         On May 17, 2006, the date of Provident Bankshares Corporation's (the "Company") 2006 annual meeting of stockholders, Charles W. Cole, Jr. retired as a Director of the Company in accordance with the mandatory retirement provisions of the Company's Bylaws.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PROVIDENT BANKSHARES CORPORATION



                                        /s/ Robert L. Davis
                                        ---------------------------------------
                                        Robert L. Davis
                                        General Counsel and Corporate Secretary

Date:  May 19, 2006






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